Exhibit 99.1

Mangoceuticals, Inc. Announces Partnership with The Cube Group to Launch Up To $100 Million Solana-Focused Digital Asset Treasury (DAT) Strategy

MULTI-DAT Framework Drives Diversified Crypto Expansion and Volatility Hedging

DALLAS, TX, DECEMBER 19, 2025 (GLOBE NEWSWIRE) — Mangoceuticals, Inc. (NASDAQ: MGRX) (the “Company”), a company focused on developing, marketing, and selling a variety of health and wellness products via a secure telemedicine platform under the brands MangoRx and PeachesRx, today announced an up to $100 million Solana-focused digital asset treasury (DAT) strategy in partnership with Cube Group, through its newly formed subsidiary, Mango DAT, LLC.

This initiative positions Mangoceuticals at the forefront of institutional adoption in the Solana ecosystem, leveraging high-yield opportunities to drive sustainable, non-dilutive growth for shareholders. The Company believes the current crypto market has provided a very strategic opportunity to take advantage of current prices, enabling optimized entry points for long-term value creation.

Led by Cube Group Co-Founder and CEO Bartosz Lipinski, a pioneer in digital asset treasuries, the strategy marks a transformative step for Mangoceuticals. Mangoceuticals will utilize its NASDAQ-listed vehicle to offer investors direct exposure to Solana’s high-performance blockchain, with Cube Group appointed as the asset manager responsible for custody, execution, and overall strategy.

Cube Group, founded by Solana Core Developers Bartosz Lipinski and Larry Wu, brings unparalleled expertise as a DAT pioneer. The firm’s proven track record in optimizing digital asset portfolios will enable the strategy to maximize yield generation, leverage the Solana ecosystem at scale, and accelerate compounding growth. The strategy is 100% focused on Solana, emphasizing innovative approaches to position Mangoceuticals for treasury and revenue expansion.

The Company has previously filed a trademark application for “MULTI-DAT” to the United States Patent and Trademark Office, signaling its strategic expansion into the digital asset sector. This framework enables the Company to engage in a variety of financial activities, encompassing virtual currency transactions and exchanges, electronic fund transfers, investment portfolio oversight, and blockchain-enabled cryptocurrency operations. Such diversification helps safeguard against the market volatility typical of approaches centered solely on token price movements, establishing a more robust foundation for sustained growth.

As part of the MULTI-DAT framework, the Company is pursuing a range of strategic digital asset and DeFi initiatives to further enhance its treasury operations and competitive edge:

● Digital Asset Treasury 2.0 Strategy: Evaluating the allocation of corporate treasury into established digital assets and other leading networks to diversify holdings, boost balance-sheet efficiency, and support long-term value while prioritizing risk management.

● Tokenized Real-World Assets (RWAs): Exploring participation in tokenized representations of traditional instruments, such as U.S. Treasuries and yield-generating assets, to gain on-chain liquidity, transparency, and capital efficiency in a regulated environment.

● Staking, Validator & Protocol-Level Yield Strategies: Selectively deploying assets into institutional staking, validator roles, and yield-generating protocols, including liquid staking, to create recurring on-chain income and optimize asset productivity, with a focus on yield utility under strict operational and regulatory guidelines.

● Stablecoin Infrastructure & Treasury Operations: Integrating regulated stablecoins for treasury management, payments, settlements, and cross-border activities to streamline operations, minimize friction, and advance the Company’s core business ahead of competitors while ensuring compliance.

This development signals the beginning of a broader venture into the crypto space for Mangoceuticals, with additional announcements expected as the Company advances its MULTI-DAT initiatives and further integrates blockchain opportunities.

Key highlights of the initial DAT 2.0 strategy include:

● Yield-Powered Growth Model: Annualized SOL staking yields driving sustainable treasury appreciation through compounding returns without any shareholder dilution.

● Non-Dilutive Expansion: By harnessing Solana’s efficient staking mechanisms and ecosystem opportunities, the strategy creates a self-reinforcing growth loop that enhances shareholder value while maintaining financial discipline.

● Ecosystem Leadership: Active participation in Solana’s DeFi, infrastructure, and innovation initiatives to unlock differentiated returns and solidify Mangoceuticals’ role as a key player in the digital asset landscape.

● Risk-Managed Phasing: Liquidity preservation through phased deployment.

● Target Yields: Staked 7-8% APY with active management targeting 8-20%.

Jacob Cohen, Founder and CEO of Mangoceuticals, commented: “This Solana-focused DAT strategy represents a pivotal evolution for Mangoceuticals, blending our commitment to innovation with the immense potential of digital assets. By partnering with Cube Group, we’re creating a robust, yield-driven treasury that aligns perfectly with our long-term vision of value creation. We’re bullish on Solana’s future and confident that this strategy will deliver compelling, non-dilutive returns while positioning Mangoceuticals as a leader in the intersection of traditional finance and blockchain technology.”

Bartosz Lipinski, Co-Founder and CEO of Cube Group added: “As pioneers in DATs with deep roots in Solana’s core development, Cube Group is uniquely positioned to manage this portfolio with precision and foresight. This initiative not only capitalizes on Solana’s superior yield opportunities but also sets a new standard for corporate crypto strategies, paving the way for exponential growth in a rapidly evolving market.”

To support the ongoing build-out of its Digital Asset Treasury strategy, the Company plans to leverage its existing shelf registration statement through various takedown methods. These may include filing a prospectus supplement to activate an at-the-market (ATM) equity offering program, which would allow the Company to sell shares of common stock from time to time at prevailing market prices, as well as other approaches such as registered direct or underwritten offerings, depending on market conditions. This flexible capital-raising framework is intended to provide opportunistic funding for continued accumulation of Solana tokens and related initiatives. There can be no guarantee that the Company will be successful in selling securities pursuant to its shelf registration statement or that the Company will be able to fully fund its purchase of $100 million of Solana.

This announcement of our Solana-focused DAT strategy builds on the momentum of recent high-profile DAT initiatives, underscoring the growing institutional confidence in Solana as a premier blockchain for corporate treasuries. With its focus on efficiency, scalability, and yield optimization, the strategy is designed to generate superior risk-adjusted returns and contribute to the broader adoption of digital assets in mainstream finance.

About Mangoceuticals, Inc.

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com.

About Cube Group

Cube Group is a leading digital asset treasury pioneer, founded by Solana Core Developers Bartosz Lipinski and Larry Wu. Specializing in custody, execution, and strategy for institutional-grade portfolios, Cube Group empowers corporations to unlock the full potential of blockchain ecosystems. To learn more about Cube Group please visit https://www.cube.exchange/about.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” “up to” or similar words or phrases. These forward-looking statements include, but are not limited to, statements about treasury and revenue expansion, non-dilutive returns, the Company’s pursuit of a range of strategic digital asset and DeFi initiatives, the possibility of further MULTI-DAT initiatives and further blockchain opportunities, Mangoceuticals’ role as a key player in the digital asset landscape, future shelf takedowns, and Mangoceuticals as a leader in the intersection of traditional finance and blockchain technology and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, relating to, among other things: the performance of Solana; the ability of the Company to purchase further Solana; market conditions with regard to future financings; the ability of the Company to raise funding, the terms of such funding, and dilution caused thereby; our ability to obtain additional funding and generate revenues to support our operations and future purchases of Solana; the outcome of certain outstanding legal matters, claims and allegations, the requirement that the Company spend cash and management’s resources on such matters, even if the Company ultimately prevails in such matters, risks associated with certain counterparties to lawsuits having significantly greater resources than us, settlements we may choose to enter into in the future and the terms thereof, and potential regulatory reviews, inquiries or lawsuits, which are brought about by claims made in private lawsuits; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; our ability to meet the continued listing requirements of Nasdaq; our ability to maintain the listing of our common stock on Nasdaq; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; overhang which may reduce the value of our common stock; and volatility in the trading price of our common stock. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings .. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FOR INVESTOR RELATIONS Mangoceuticals Investor Relations Email: investors@mangorx.com